Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events.
Subsequent events

24. Subsequent events

On March 31, 2023, the United States District Court for the Southern District of New York (the “Court”) issued its opinion and order in connection with the summary judgment motions filed by the parties (the “Ruling”) in the Petersen and Eton Park cases against the Republic of Argentina and YPF.

In summary, the Court decided that (i) Argentina was liable to Petersen and Eton Park for failing to make a tender offer for their YPF shares in 2012; (ii) YPF was not liable for failing to enforce its bylaws against Argentina; (iii) the various arguments Argentina had made to try to reduce its damages liability from the straightforward application of the formula in the bylaws were unavailing; and (iv) a hearing is needed to resolve two factual issues to enable the computation of damages.

The Ruling was a complete win against Argentina with respect to liability, with the quantum of damages yet to be determined, and a loss against YPF. The estimated impact of the Ruling on the fair value of the YPF-related capital provision assets at March 31, 2023 is an approximate increase of $285 million. Further fair value adjustments are likely to occur based on the upcoming hearing regarding damages and other observable case milestones as this matter continues.